Supplement dated July 3, 2018
to the following Statement of Additional Information (SAI), as supplemented:
SAI	SAI Dated
Columbia Funds Variable Insurance Trust	5/1/2018
Effective immediately, the following disclosure is added to “Expense Limitations” in the “Investment Management and Other Services” section of the SAI:
Expense Reimbursement Arrangements
Effective July 1, 2018, the voluntary fee waiver/expense reimbursement arrangements for VP – Lazard International Equity Advantage Fund, VP – Managed Risk Fund, VP – Managed Risk U.S. Fund, VP – MV Conservative Fund, VP – MV Conservative Growth Fund, VP – MV Growth Fund, VP – U.S. Flexible Conservative Growth Fund, VP – U.S. Flexible Growth Fund and VP – U.S. Flexible Moderate Growth Fund as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses have become contractual obligations. The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) through April 30, 2019, unless sooner terminated at the sole discretion of the Funds’ Board, so that the Funds’ net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Funds’ custodian, do not exceed the annual rates as described in the “More Information About the Fund – Fee Waiver/Expense Reimbursement Arrangements and Impact on Past Performance” section of each of the Funds’ prospectuses.
For VP – Lazard International Equity Advantage Fund:
Under the agreement, the following fees and expenses are excluded from the Fund’s operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investment in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.
For VP – Managed Risk Fund, VP – Managed Risk U.S. Fund, VP – MV Conservative Fund, VP – MV Conservative Growth Fund, VP – MV Growth Fund, VP – U.S. Flexible Conservative Growth Fund, VP – U.S. Flexible Growth Fund and VP – U.S. Flexible Moderate Growth Fund:
Under the agreement, the following fees and expenses are excluded from the Funds’ operating expenses when calculating the waiver/reimbursement commitment, and therefore will be paid by the Funds, if applicable: taxes (including foreign transaction taxes), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Funds’ Board. This agreement may be modified or amended only with approval from all parties.
The rest of the section remains the same.
Effective immediately, the fifth paragraph under the caption "General Brokerage Policy, Brokerage Transactions and Broker Selection” in the "Brokerage Allocation and Related Practices” section of the SAI is hereby superseded and replaced with the following:
Investment managers subject to MiFID II, which may include certain investment subadvisers to the Funds, may not receive investment research from brokers unless the investment manager pays for such research directly from its own resources, or from a separate, dedicated account paid for with client funds with client permission (or a combination of these methods).  MiFID II is expected to limit the use of soft dollars by investment subadvisers located in the EU and in certain circumstances may result in the Investment Manager or investment subadvisers reducing the use of soft dollars with respect to certain groups of clients, which may or may not include the Funds.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
C-6512-26 A (7/18)